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                                                                   EXHIBIT 10.3

                            THE AMENDED AND RESTATED
                         1996 EQUITY PARTICIPATION PLAN
                                       OF
                           VARCO INTERNATIONAL, INC.

   VARCO INTERNATIONAL, INC., a Delaware corporation (formerly named Tuboscope Inc.), has adopted this Amended and Restated 1996 Equity Participation Plan of Varco International, Inc., as amended and restated (the "Plan"), which amends and restates the Amended 1996 Equity Participation Plan of Tuboscope Inc., for the benefit of its eligible employees, consultants and directors.

   The purposes of this Plan are as follows:

     (1) To provide an additional incentive for Directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of Directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

   This plan was originally approved by the Company's stockholders on April 24, 1996, was first amended with stockholder approval on May 13, 1999.

                                   ARTICLE I.
                                  Definitions

   1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

   1.2 Administrator. "Administrator" shall mean the entity that conducts the administration of the Plan (including the grant of Awards) as provided herein. With reference to the administration of the Plan with respect to an Award granted or to be granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to an Award granted or to be granted to Employees or consultants, the term "Administrator" shall refer to the Committee, unless and to the extent
(a) the Board has assumed the authority for administration of all or any part of the Plan as permitted in Section 9.2 or (b) the Committee has delegated the authority for administration of all or part of the Plan as permitted by Section
9.5. With reference to the administration of the Plan with respect to an Award granted or to be granted to Section 162(m) Participants and intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, as described in Section 2.3 the term "Administrator" shall refer to the Committee comprised solely of two or more Directors each of whom qualify as an "outside director" under Section 162(m) of the Code.

   1.3 Award Limit. "Award Limit" shall mean four hundred thousand (400,000) shares of Common Stock, the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code or the rules and regulations promulgated thereunder.

   1.4 Award. "Award" shall mean an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent award, Deferred Stock award or Stock Payment which may be awarded or granted under the Plan (collectively, "Awards").

   1.5 Board. "Board" shall mean the Board of Directors of the Company.

   1.6 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

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   1.7 Committee. "Committee" shall mean the Compensation Committee of the
Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

   1.8 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

   1.9 Company. "Company" shall mean Varco International, Inc., a Delaware corporation (formerly named Tuboscope Inc.), or any successor entity.

   1.10 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

      (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Awards are assumed by the successor entity;

     (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

     (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

   1.11 Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under
Article VII of this Plan.

   1.12 Director. "Director" shall mean a member of the Board.

   1.13 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

   1.14 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

   1.15 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   1.16 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

   1.17 Grantee. "Grantee" shall mean an Employee, consultant or Independent Director granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

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   1.18 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

   1.19 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

   1.20 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

   1.21 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

   1.22 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

   1.23 Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of the Plan.

   1.24 Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income,
(d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

   1.25 Plan. "Plan" shall mean the Amended and Restated 1996 Equity Participation Plan of Varco International Inc., as amended and/or restated from time to time.

   1.26 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

   1.27 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

   1.28 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee, consultant or Independent Director granted an award of Restricted Stock under Article VI of this Plan.

   1.29 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

   1.30 Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

   1.31 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

   1.32 Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation

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arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses, commissions or fees, that would otherwise become payable to a Grantee in cash, awarded under Article VII of this Plan.

   1.33 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   1.34 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including without limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

   1.35 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee, Grantee or Restricted Stockholders who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

   1.36 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

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                                  ARTICLE II.
        Shares Subject to Plan; Section 162(m) Performance Based Awards

   2.1 Shares Subject to Plan.

     (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such Awards under the Plan shall not exceed Seven Million Six Hundred Fifty Thousand (7,650,000). The shares of Common Stock issuable upon exercise of such Awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit.

     (c) The maximum number of shares which may be issued after May 30, 2000 upon exercise of Restricted Stock, Performance Awards, Dividend
  Equivalents, awards of Deferred Stock or Stock Payments shall not exceed twenty-five percent (25%) of the aggregate number of shares which may be issued under the Plan.

   2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under this Plan, expires or is canceled without having been fully exercised or is exercised or settled in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other Award but as to which such Option or other Award was not exercised prior to its expiration, cancellation, exercise or settlement may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other Award under this Plan in payment of the exercise price thereof or tax withholding thereon may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

   2.3 Provisions Applicable to Section 162(m) Participants.

     (a) The Administrator, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Notwithstanding anything in the Plan to the contrary, the Administrator may grant any Award to a Section 162(m) Participant, including Restricted Stock that is granted or the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VI or Article VII that is awarded or vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VI and VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing:

       (i) designate one or more Section 162(m) Participants;

       (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service governing the achievement of the Performance Criteria;

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       (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, which may be earned for such fiscal year or other designated fiscal period or period of service, upon the achievement of the performance targets; and

       (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards to be earned by each
    Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service, upon the achievement of the performance targets.

     (d) Following the completion of each fiscal year or other designated fiscal period or period of service, the Administrator shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (e) The maximum Award granted or paid under Articles VI and VII payable to a Section 162(m) Participant as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall not exceed $1,000,000 for cash awards and 400,000 shares for awards payable in stock (with any or no purchase price for such shares) with respect to any fiscal year of the Company.

     (f) The payment or grant of an Award under Articles VI and VII as performance-based compensation as described in Section 162(m)(4)(C) of the Code with respect to a performance period shall be conditioned upon the
  Section 162(m) Participant's employment by the Company on the last day the applicable fiscal year or other designated fiscal period or period of service, provided, however, that the Administrator may make exceptions to this requirement, in its sole discretion, in the case of a Section 162(m) Participant's retirement, death or disability.

     (g) No Award under Articles VI and VII may qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code for any period including or following the Annual Meeting of Stockholders of the Company for the year 2005, unless the stockholders of the Company, on or before such date, reapprove the terms of this Section 2.3 or otherwise approve the terms of performance-based compensation as required by Section 162(m) of the Code. In addition, no Award under Articles VI and VII may qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the provisions of this Section 2.3 are amended in any way which changes the material terms of the performance goals, including materially modifying the Performance Criteria, or which increases the maximum Award payable or changes the eligibility requirements, without obtaining stockholder approval of such amendments as required by Section 162(m) of the Code.

     (h) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                  ARTICLE III.
                              Granting of Options

   3.1 Eligibility. Any Employee or consultant selected by the Administrator pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(c) and, at the discretion of the Board, pursuant to Section 3.4(d).

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   3.2 Disqualification for Stock Ownership. No person may be granted an
Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

   3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "Incentive Stock Option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

   3.4 Granting of Options.

     (a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

       (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

       (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

       (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

       (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Any Incentive Stock Option granted under this Plan may be modified by the Administrator, with the consent of the Optionee, to disqualify such option from treatment as an "Incentive Stock Option" under Section 422 of the Code.

     (c) During the term of the Plan, (i) a person who is an Independent Director as of April 24, 1996 automatically shall be granted an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders at which the Independent Director is reelected to the Board, and (ii) a person who is initially elected or appointed to the Board and is at the time of election or appointment an Independent Director automatically shall be granted (A) an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election or appointment and (B) an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election or appointment at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (ii)(A) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from the Company, Options as described in the clause (ii)(B) of the preceding sentence. All of the foregoing Option grants authorized by this Section 3.4(c) are subject to stockholder approval of the Plan.

     (d) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

       (i) Select from among the Independent Directors (including
    Independent Directors who have previously received Options under the
    Plan) such of them as in its opinion should be granted Options;

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       (ii) Determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

       (iii) Determine the terms and conditions of such Options, consistent with the Plan.

                                  ARTICLE IV.
                                Terms of Options

   4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

   4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Administrator; provided, however, that such price shall be no less than the par value of a share of Common Stock and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(c) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors pursuant to Section 3.4(c), such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

   4.3 Option Term. The term of an Option shall be set by the Administrator in its discretion; provided, however, that, (i) in the case of Non-Qualified Stock Options, the term shall be not more than (10) years from the date the Option is granted, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Consultancy, or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

   4.4 Option Vesting.

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Administrator who may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

     (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Stock Option Agreement or by action following the grant of the Option.

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     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this
  Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

   4.5 No Repricing. The Administrator shall not have the authority to amend any then outstanding Option to reduce the exercise price payable for such Option, or to require as a condition to the grant of a new Option, the surrender of previously granted Option that has an exercise price in excess of the exercise price of the proposed new Option grant.

   4.6 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of or to consult for, as applicable, the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Administrator following grant of the Option) after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause, except as may otherwise be provided in a written agreement with the Optionee.

                                   ARTICLE V.
                              Exercise of Options

   5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

   5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

     (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

     (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option shall be exercised pursuant to Section
  10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the actual or constructive delivery of shares of Common Stock

                                     VII-9
  owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs
  (i), (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

   5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Optionee to pay for such shares pursuant to Section 5.2(d).

   5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

   5.5 Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Administrator may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                    VII-10

                                  ARTICLE VI.
                           Award of Restricted Stock

   6.1 Award of Restricted Stock.

     (a) The Administrator shall from time to time, in its absolute discretion:

       (i) Select from among the key Employees, consultants or Independent Directors (including those who have previously received other Awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

       (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

     (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee, consultant or Independent Director to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

   6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee, consultant or Independent Director and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan.

   6.3 Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Employee or consultant shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Administrator following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

   6.4 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

   6.5 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, further, that by action taken after

                                    VII-11
the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Administrator, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable.

   6.6 Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

   6.7 Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

   6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII.
                   Performance Awards, Dividend Equivalents,
                         Deferred Stock, Stock Payments

   7.1 Performance Awards. Any key Employee, consultant or Independent Director selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, consultant or Independent Director.

   7.2 Dividend Equivalents. Any key Employee, consultant or Independent Director selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

   7.3 Stock Payments. Any key Employee, consultant or Independent Director selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

                                    VII-12

   7.4 Deferred Stock. Any key Employee, consultant or Independent Director selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

   7.5 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan.

   7.6 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion.

   7.7 Exercise Upon Termination. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee, consultant or Independent Director; provided that the Administrator may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

   7.8 Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator.

   7.9 Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Administrator following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                 ARTICLE VIII.
                           Stock Appreciation Rights

   8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee, consultant or Independent Director selected by the Administrator. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Administrator shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Administrator, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code.

                                    VII-13

   8.2 Coupled Stock Appreciation Rights.

       (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

       (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

       (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

   8.3 Independent Stock Appreciation Rights.

       (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator. An ISAR is exercisable only while the Grantee is an Employee, consultant or Independent Director; provided that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Consultancy or Termination of Directorship without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

       (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

   8.4 Payment and Limitations on Exercise.

       (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of
Section 5.3 hereinabove.

       (b) Grantees of Stock Appreciation Rights may, in the discretion of the Administrator, be required to comply with any timing or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Stock Appreciation Right.

   8.5 Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Administrator following grant of the Restricted Stock.) Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                    VII-14

                                  ARTICLE IX.
                                 Administration

   9.1 Committee. The Compensation Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the Administrator under this Plan) shall serve as the Committee and shall consist of two or more Directors appointed by and holding office at the pleasure of the Board, provided, however, that grants to Employees who are considered reporting persons under Section 16 of the Exchange Act are to be administered by a committee or subcommittee consisting of two or more Directors each of whom satisfies the applicable requirements of Rule 16b-3 and Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

   9.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of this Plan in accordance with its provisions. The Administrator shall have the power to interpret this Plan and the agreements pursuant to which Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any Award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

   9.3 Majority Rule; Unanimous Written Consent. The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Administrator.

   9.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which the Administrator may incur in connection with the administration of this Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Awards, and all members of the Administrator shall be fully protected by the Company in respect of any such action, determination or interpretation.

   9.5 Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant (and administer the terms of) Awards under the Plan to a committee consisting solely of one or more members of the Committee or consisting solely of one or more executive officers of the Company; provided, however, that the Committee may not delegate its authority to grant or administer any such Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are executive officers of the Company. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this
Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                    VII-15

                                   ARTICLE X
                            Miscellaneous Provisions

   10.1 Not Transferable. Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO or pursuant to the succeeding paragraph, unless and until such Awards have been exercised, or the shares underlying such Awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

   Notwithstanding the foregoing provisions of this Section 10.1, the Administrator, in its sole discretion, may determine to grant an Award, which, by its terms or by resolution of the Administrator after its grant, may be transferred by the Optionee, Grantee or Restricted Stockholder, in writing and with prior written notice to the Administrator, by gift or contribution, to a "family member" of the Optionee, Grantee or Restricted Stockholder (as defined under the instructions to use of Form S-8), provided, that an Award that has been so transferred shall continue to be subject to all of the terms and conditions as applicable to the original Optionee, Grantee or Restricted Stockholder, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

   During the lifetime of the Optionee or Grantee, only he may exercise an Award (or any portion thereof) granted to him under the Plan unless it has been disposed of pursuant to a QDRO or transferred pursuant to the foregoing paragraph. After the death of the Optionee or Grantee, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's, Grantee's or Restricted Stockholder's will or under the then applicable laws of descent and distribution.

   10.2 Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Administrator may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Award may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after March 29, 2010.

   10.3 Changes in Common Stock or Assets of the Company; Acquisition or Liquidation of the Company and Other Corporate Events.

       (a) Subject to Section 10.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company,

                                    VII-16
or other similar corporate transaction or event, in the Administrator's sole discretion affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

       (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

       (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

       (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

       (b) Subject to Section 10.3(e), in the event of any corporate transaction or other event described in Section 10.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Administrator will have the right to terminate this Plan as of the date of the event or transaction, in which case all options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

       (c) Subject to Sections 10.3(c)(vii) and 10.3(e), in the event of any corporate transaction or other event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator in its discretion is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

       (i) In its discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either automatically or upon the Optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Optionee's rights had such Award been currently exercisable or payable or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

       (ii) In its sole and absolute discretion, the Administrator may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

       (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that, for a specified period of time prior to such transaction or event, such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Award;

       (iv) In its discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of such Award or by action taken prior to the

                                    VII-17
    occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

       (v) In its discretion, and on such terms and conditions as it deems appropriate, the Administrator may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

       (vi) In its discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 after such event; and

       (vii) In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby during the five days immediately preceding the consummation of such Corporation Transaction.

       (d) Subject to Section 10.3(e) and 10.8, the Administrator may, in its discretion, include such further provisions and limitations in any Award agreement or certificate, as it may deem equitable and in the best interests of the Company.

       (e) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under
Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would violate Section 16 or the exemptive conditions of Rule 16b-3. The number of shares of Common Stock subject to any such Award shall always be rounded to the next whole number.

       (f) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

   10.4 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Award. The Administrator may in its discretion and in whole or partial satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock

                                    VII-18
otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value in an amount not to exceed the sums necessary to pay the tax withholding based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income.

   10.5 Loans. The Administrator may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award under this Plan. The terms and conditions of any such loan shall be set by the Administrator.

   10.6 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Administrator shall have the right (to the extent consistent with the requirements of Rule 16b-3) to provide, in the terms of Options or other Awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying such Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator.

   10.7 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Award granted or awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, the Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

   10.8 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

   10.9 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the

                                    VII-19

Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and the Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

   10.10 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

   10.11 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Texas without regard to conflicts of laws thereof.
                                     * * *
   I hereby certify that the foregoing Plan, as amended and restated, was duly adopted by the Board of Directors of Tuboscope Inc. on March 30, 2000 and was approved by the requisite number of votes by the stockholders of Tuboscope Inc. on May 30, 2000.

   Executed on this 6th day of June, 2000.

                                          /s/ JAMES F. MARONEY, III
                                          _____________________________________
                                          James F. Maroney, III
                                          Vice President, Secretary
                                          and General Counsel

                                    VII-20